SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2011
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries, including GFN Mobile Storage Inc., a Delaware corporation (“GFNMS”), GFN North America Corp., a Delaware corporation (“GFNNA”), and its subsidiary Pac-Van, Inc., an Indiana corporation (which, combined with GFNMS, is referred to herein as “Pac-Van”), GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”), its subsidiary Royal Wolf Holdings Limited (formerly GFN Australasia Holdings Pty Limited), an Australian corporation (“Royal Wolf Holdings”), its subsidiary GFN Australasia Finance Pty Limited, an Australian corporation (“GFN Finance”), and its subsidiary RWA Holdings Pty Limited, an Australian corporation (“RWA”), and its subsidiaries. Royal Wolf Holdings and its subsidiaries are collectively referred to herein as “Royal Wolf.”

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Item 1.01	Entry Into a Material Definitive Agreement	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 99.1

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Item 1.01  Entry Into a Material Definitive Agreement

On November 30, 2011, Pac-Van, Inc. entered into a Second Amendment to Revolving Credit and Security Agreement (the “Second Amendment”) with PNC Bank, National Association, as administrative and collateral agent for the lenders of the senior credit facility of Pac-Van, Inc. (the “PNC Credit Facility”).  The Second Amendment amended one of the financial covenants of the PNC Credit Facility by increasing the permitted leverage ratio to 6.5:1.0 and by adding a provision to reduce amounts that could be borrowed under the PNC Credit Facility if leverage equals or exceeds 5.5:1.0.  The foregoing description of the Second Amendment is qualified in its entirety by the Second Amendment, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

In connection with the signing of the Second Amendment, GFN Mobile Storage Inc., a Delaware corporation (“GFNMS”) and wholly-owned subsidiary of General Finance Corporation, merged with and into Pac-Van, Inc. with Pac-Van, Inc. as the surviving corporation pursuant to an agreement and plan of merger (the “Merger Agreement”).  The foregoing description of the Merger Agreement is qualified in its entirety by the Merger Agreement, which is attached hereto as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibits:

10.1           Second Amendment to Revolving Credit and Security Agreement dated November 30, 2011

10.2           Agreement and Plan of Merger dated November 30, 2011

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: December 2, 2011	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Second Amendment to Revolving Credit and Security Agreement dated November 30, 2011
10.2	Agreement and Plan of Merger dated November 30, 2011

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